UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 09891

Dreyfus Opportunity Funds
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	10/31
Date of reporting period:	10/31/2010

The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which has a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR Form will be filed for that series, as appropriate.

DREYFUS OPPORTUNITY FUNDS
- DREYFUS GLOBAL SUSTAINABILITY FUND (Class A, C and I)

FORM N-CSR

Item 1.                        Reports to Stockholders.

Dreyfus
Global Sustainability Fund

ANNUAL REPORT October 31, 2010

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
20	Notes to Financial Statements
31	Report of Independent Registered Public Accounting Firm
32	Important Tax Information
33	Information About the Review and Approval of the Fund’s Management Agreement
37	Board Members Information
39	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Global Sustainability Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Global Sustainability Fund, covering the 12-month period from November 1, 2009, through October 31, 2010.

Although a double-dip recession has recently become an increasingly unlikely scenario in our view, persistent uncertainty regarding the breadth and strength of the U.S. and global economic recoveries led to bouts of heightened volatility for U.S. stocks during most of 2010.The spending power of the U.S. consumer, long an important catalyst for economic growth, has been diminished by concerns over job security and an inability to generate cash from home equity.The second major driver of sustainable growth, corporate investment, has been stunted to a similar extent by tight credit conditions. However, the recent announcement of additional quantitative easing (QE2) measures by the Federal Reserve Board, as well as improved fundamentals across many developing nations, have helped support moderate global economic growth.

Uncertainty will probably remain in the broader financial markets until we see more evidence of robust economic growth, but we remain optimistic regarding the prospects for equities. Many stocks of quality companies with healthy balance sheets, higher credit ratings and strong cash flows appear to be currently priced at a discount.With that, we strongly suggest that you meet with your financial advisor to discuss the potential opportunities which may exist in the global markets, as well as to evaluate your portfolio to help meet your individual investment needs and your future goals relative to your risk-tolerance level.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2010

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2009, through October 31, 2010, as provided by Jocelin Reed, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended October 31, 2010, Dreyfus Global Sustainability Fund’s Class A shares produced a total return of 11.54%, Class C shares returned 10.75% and Class I shares returned 11.84%.1 In comparison, the fund’s benchmark, the Dow Jones Sustainability World Index (“DJSI World Index”), produced a 9.39% total return over the same period.2

Although stocks encountered heightened volatility due to several economic threats, a rally later in the reporting period erased previous losses.The fund produced returns that were higher than its benchmark, as our stock selection strategy fared well among attractively valued stocks exhibiting strong price momentum and muted volatility.

The Fund’s Investment Approach

The fund seeks capital growth. To pursue its goal, the fund normally invests primarily in the stocks of companies that have sustainable operating practices and/or produce sustainable products or services and that meet certain fundamental investment criteria. The fund’s investments are focused among the major developed markets of the world, such as the United States, Canada, Japan, Australia, Hong Kong and Western Europe.The fund, however, may invest up to 20% of its assets in emerging markets, but will not invest more than 10% of its assets in any one emerging market country.

We use a proprietary model to rank stocks within geographic regions, countries and economic sectors based on several characteristics, including a measure of the value, growth and financial profile.We then select the stocks that meet the fund’s sustainability and investment criteria.

Economic Concerns Sparked Market Volatility

Although the reporting period began in the midst of an economic recovery, and stocks rallied through the first quarter of 2010, investor confidence was shaken in the spring when Europe was roiled by a sovereign debt crisis. Meanwhile, in the United States, mixed housing

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

and employment data continued to weigh on already mild growth, and a catastrophic oil spill in the Gulf of Mexico added to economic uncertainty. As investor sentiment deteriorated during the spring and summer, stocks declined sharply. However, investors’ fears may have been overblown, as corporate earnings generally continued to improve, and the U.S. and global economies remained on mildly upward trajec-tories.The resulting market rallies in September and October erased the reporting period’s previous losses.

Security Selections Successful in Most Sectors

In this environment, the fund benefited from its emphasis on higher-quality, attractively valued stocks with good price momentum and low volatility. Our strategy proved particularly effective in the financials sector, where a number of banks bounced back from previous weakness. Canadian banks, such as Bank of Nova Scotia and Royal Bank of Canada, benefited from expanding profit margins and experienced few foreclosure-related issues. In the United Kingdom, investment managers Schroders and Investec had relatively little exposure to the European sovereign debt crisis. The fund’s investments in the energy sector also fared well, as investors responded positively when U.S. natural gas distributor El Paso expanded its pipeline capacity. The fund also held underweighted exposure to oil giant BP, which comprised a significant part of the benchmark before it was eliminated from the Dow Jones Sustainability Index in the aftermath of the Gulf oil spill.

The fund’s utilities holdings outperformed the benchmark, as the fund held none of the European power producers that were hurt by repercussions from the sovereign debt crisis. In the industrials sector, truck engine manufacturer Cummins, whose products meet strict emissions standards, more than doubled in value during the reporting period.

Disappointments included the fund’s underweighted exposure to beverage companies, which advanced despite concerns regarding higher input costs. In the information technology sector, fund holding Intel lagged other semiconductor makers that had greater exposure to the fast-growing wireless handset market.

Market Rewarded Sustainable Retail Practices

One of the fund’s better performers during the reporting period was U.K. retailer Marks & Spencer Group, which has demonstrated excellence in sustainability, including monitoring and reporting programs for its carbon usage and supply chain.As a retailer, most of the company’s textile products are sourced overseas, where Marks & Spencer Group follows very strict guidelines and compliance procedures. More specifically the company has been aggressive in monitoring and classifying the use of toxic chemicals in its production processes. In anticipation of more stringent EU regulations, in our view, Marks & Spencer Group is well positioned to achieve compliance at lower costs than many of its competitors.

Positioned for a More Selective Market Environment

Although the U.S. and global economies have remained sluggish, fears of a double-dip recession have receded. We believe that investors are likely to become more selective in this environment, favoring companies that can grow in a slow economy.Therefore, we have maintained the fund’s emphasis on higher quality companies, especially those with leadership positions in their categories.

November 15, 2010

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.These risks are enhanced in emerging markets countries.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect an undertaking for the absorption of certain fund expenses by The Dreyfus Corporation through March 1, 2011, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: BLOOMBERG, L.P. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Dow Jones Sustainability World Index (DJSI World) covers the top
10% of the biggest 2,500 companies in the Dow Jones Global Total Stock Market Index in terms of economic, environmental and social criteria. Investors cannot invest directly in any index.

The Fund	5

Comparison of change in value of $10,000 investment in Dreyfus Global Sustainability Fund Class A shares, Class C shares and Class I shares and the Dow Jones Sustainability World Index

† Source: Bloomberg L.P.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A, Class C and Class I shares of Dreyfus Global Sustainability Fund on 12/15/08 (inception date) to a $10,000 investment made in the Dow Jones Sustainability World Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested. For comparative purposes, the value of the Index on 11/30/08 is used as the beginning value on 12/15/08.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index covers the top 10% of the biggest 2,500 companies in the Dow Jones Global Total Stock Market Index in terms of economic, environmental and social criteria. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 10/31/10

	Inception		From
	Date	1 Year	Inception
Class A shares
with maximum sales charge (5.75%)	12/15/08	5.10%	12.69%
without sales charge	12/15/08	11.54%	16.28%
Class C shares
with applicable redemption charge †	12/15/08	9.75%	15.41%
without redemption	12/15/08	10.75%	15.41%
Class I shares	12/15/08	11.84%	16.54%
Dow Jones Sustainability World Index††	11/30/08	9.39%	21.73%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	For comparative purposes, the value of the Index as of 11/30/08 is used as the beginning value on 12/15/08.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Global Sustainability Fund from May 1, 2010 to October 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2010

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 5.73	$ 9.61	$ 4.43
Ending value (after expenses)	$1,065.50	$1,061.70	$1,066.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2010

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 5.60	$ 9.40	$ 4.33
Ending value (after expenses)	$1,019.66	$1,015.88	$1,020.92

† Expenses are equal to the fund’s annualized expense ratio of 1.10% for Class A, 1.85% for Class C and .85%
for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

October 31, 2010

Common Stocks—96.0%	Shares	Value ($)
Australia—6.7%
Australia & New Zealand Banking Group	7,585	184,335
BHP Billiton	3,776	155,053
GPT Group	12,753	34,853
Rio Tinto	1,900	153,898
Stockland	4,854	17,925
		546,064
Canada—2.9%
Bombardier, Cl. B	4,685	23,335
Canadian Imperial Bank of Commerce	1,602	122,713
EnCana	3,160	89,175
		235,223
Finland—1.2%
Kesko, Cl. B	2,026	100,441
France—3.7%
AXA	3,884	70,708
BNP Paribas	622	45,493
Cie Generale des Etablissements Michelin, Cl. B	1,093	86,939
Sanofi-Aventis	547	38,203
Total	571	31,030
Unibail-Rodamco	132	27,503
		299,876
Germany—7.6%
Adidas	2,148	140,123
Allianz	1,415	177,326
Hochtief	450	38,988
Muenchener Rueckversicherungs	573	89,600
Siemens	1,490	170,217
		616,254
Italy—2.5%
Enel	28,714	163,954
STMicroelectronics	4,391	38,533
		202,487
Japan—4.5%
Denso	800	24,904
Fujitsu	3,000	20,505
Komatsu	5,300	129,882
Marubeni	7,000	44,016

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Japan (continued)
Mitsubishi	2,100	50,497
Sekisui Chemical	8,000	50,901
Sumitomo	2,000	25,351
Toshiba	4,000	20,032
		366,088
Netherlands—3.6%
Koninklijke Ahold	2,862	39,555
Koninklijke DSM	1,676	89,621
Unilever	5,457	161,814
		290,990
Norway—1.1%
Statoil	4,100	89,538
South Korea—1.7%
POSCO	80	32,846
Samsung Electronics	123	81,435
Samsung SDI	169	23,204
		137,485
Spain—5.6%
Banco Bilbao Vizcaya Argentaria	3,280	43,140
Banco Santander	7,251	93,159
Criteria Caixacorp	22,494	127,014
Endesa	4,380	121,374
Red Electrica	1,411	70,885
		455,572
Sweden—1.8%
Electrolux, Ser. B	2,601	63,082
SKF, Cl. B	3,066	79,179
		142,261
Switzerland—6.1%
Credit Suisse Group	1,366	56,428
Nestle	1,179	64,578
Novartis	542	31,422
Roche Holding	1,457	213,949
Sulzer	1,058	128,803
		495,180

Common Stocks (continued)	Shares	Value ($)
United Kingdom—18.0%
AstraZeneca	2,940	147,429
Barclays	21,592	95,006
BT Group	58,822	144,868
Centrica	25,871	137,712
HSBC Holdings	20,097	209,027
Investec	5,920	47,259
Marks & Spencer Group	10,966	75,100
Rio Tinto	3,534	228,548
Schroders	4,805	121,572
Smith & Nephew	4,683	41,196
Tesco	9,366	64,060
Unilever	3,841	110,722
Vodafone Group	15,524	42,250
		1,464,749
United States—29.0%
Becton Dickinson & Co.	1,780	134,426
Cisco Systems	880 [a]	20,091
Citigroup	37,800 [a]	157,626
Coca-Cola	1,387	85,051
General Electric	3,200	51,264
Hewlett-Packard	4,500	189,270
Humana	2,100 [a]	122,409
Intel	11,277	226,329
International Business Machines	2,100	301,560
Johnson & Johnson	4,408	280,657
McGraw-Hill	1,300	48,945
MeadWestvaco	1,300	33,449
Motorola	7,627 [a]	62,160
Noble	3,248	112,154
ProLogis	1,500 [b]	20,475
Quest Diagnostics	1,074	52,776
Staples	3,100	63,457
State Street	3,000	125,280
Symantec	5,592 [a]	90,479
UnitedHealth Group	3,800	136,990

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
United States (continued)
Whirlpool	500	37,915
		2,352,763
Total Common Stocks
(cost $6,852,409)		7,794,971

Preferred Stocks—3.4%
Brazil—1.5%
Banco Bradesco	6,050	124,715
Germany—1.9%
Henkel & Co.	1,638	96,617
Volkswagen	363	54,564
		151,181
Total Preferred Stocks
(cost $215,461)		275,896

Other Investment—.8%
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $60,000)	60,000 [c]	60,000
Total Investments (cost $7,127,870)	100.2%	8,130,867
Liabilities, Less Cash and Receivables	(.2%)	(13,031)
Net Assets	100.0%	8,117,836

a	Non-income producing security.
b	Investment in real estate investment trust.
c	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial Services	24.5	Industrial	6.7
Information Technology	12.2	Energy	5.7
Health Care	11.8	Utilities	4.4
Consumer Discretionary	11.7	Telecommunications	3.3
Materials	11.4	Money Market Investment	.8
Consumer Staples	7.7		100.2

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2010

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		7,067,870	8,070,867
Affiliated issuers		60,000	60,000
Cash			8,485
Cash denominated in foreign currencies		1,822	1,854
Dividends and interest receivable			17,429
Prepaid expenses			15,369
Due from The Dreyfus Corporation and affiliates—Note 3(c)			20,560
			8,194,564
Liabilities ($):
Accrued expenses			76,728
Net Assets ($)			8,117,836
Composition of Net Assets ($):
Paid-in capital			6,373,303
Accumulated undistributed investment income—net			82,464
Accumulated net realized gain (loss) on investments			657,975
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions			1,004,094
Net Assets ($)			8,117,836

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	5,359,666	661,019	2,097,151
Shares Outstanding	336,287	41,785	131,313
Net Asset Value Per Share ($)	15.94	15.82	15.97
See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS
Year Ended October 31, 2010

Investment Income ($):
Income:
Cash dividends (net of $19,175 foreign taxes withheld at source):
Unaffiliated issuers	217,887
Affiliated issuers	133
Interest	52
Total Income	218,072
Expenses:
Management fee—Note 3(a)	37,541
Trustees’ fees and expenses—Note 3(d)	48,697
Auditing fees	43,346
Registration fees	39,665
Legal fees	15,501
Custodian fees—Note 3(c)	15,427
Shareholder servicing costs—Note 3(c)	14,776
Prospectus and shareholders’ reports	4,958
Distribution fees—Note 3(b)	4,487
Loan commitment fees—Note 2	123
Miscellaneous	57,261
Total Expenses	281,782
Less—expense reimbursement from The Dreyfus
Corporation due to undertaking—Note 3(a)	(199,611)
Less—reduction in fees due to earnings credits—Note 3(c)	(3)
Net Expenses	82,168
Investment Income—Net	135,904
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	687,718
Net realized gain (loss) on forward foreign currency exchange contracts	(14,576)
Net Realized Gain (Loss)	673,142
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	26,042
Net Realized and Unrealized Gain (Loss) on Investments	699,184
Net Increase in Net Assets Resulting from Operations	835,088

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2010	2009[a]
Operations ($):
Investment income—net	135,904	112,527
Net realized gain (loss) on investments	673,142	125,572
Net unrealized appreciation
(depreciation) on investments	26,042	978,052
Net Increase (Decrease) in Net Assets
Resulting from Operations	835,088	1,216,151
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(52,442)	(8,320)
Class C Shares	(2,400)	(880)
Class I Shares	(25,476)	(1,120)
Net realized gain on investments:
Class A Shares	(142,577)	—
Class C Shares	(17,400)	—
Class I Shares	(57,420)	—
Total Dividends	(297,715)	(10,320)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	299,920	4,098,039
Class C Shares	24,943	500,000
Class I Shares	355,776	1,730,699
Dividends reinvested:
Class A Shares	4,526	—
Class I Shares	53,834	—
Cost of shares redeemed:
Class A Shares	(163,116)	—
Class I Shares	(300,327)	(229,662)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	275,556	6,099,076
Total Increase (Decrease) in Net Assets	812,929	7,304,907
Net Assets ($):
Beginning of Period	7,304,907	—
End of Period	8,117,836	7,304,907
Undistributed investment income—net	82,464	19,107

The Fund	15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2010	2009[a]
Capital Share Transactions:
Class A
Shares sold	20,221	326,965
Shares issued for dividends reinvested	297	—
Shares redeemed	(11,196)	—
Net Increase (Decrease) in Shares Outstanding	9,322	326,965
Class C
Shares sold	1,785	40,000
Class I
Shares sold	23,413	140,123
Shares issued for dividends reinvested	3,544	—
Shares redeemed	(20,674)	(15,093)
Net Increase (Decrease) in Shares Outstanding	6,283	125,030
a From December 15, 2008 (commencement of operations) to October 31, 2009.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	14.85	12.50
Investment Operations:
Investment income—net[b]	.27	.26
Net realized and unrealized gain (loss) on investments	1.42	2.12
Total from Investment Operations	1.69	2.38
Distributions:
Dividends from investment income—net	(.16)	(.03)
Dividends from net realized gain on investments	(.44)	—
Total Distributions	(.60)	(.03)
Net asset value, end of period	15.94	14.85
Total Return (%)[c]	11.54	19.05[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.76	5.60[e]
Ratio of net expenses to average net assets	1.10	1.10[e]
Ratio of net investment income to average net assets	1.80	2.32[e]
Portfolio Turnover Rate	99.01	50.92[d]
Net Assets, end of period ($ x 1,000)	5,360	4,855

a	From December 15, 2008 (commencement of operations) to October 31, 2009.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

The Fund	17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C Shares	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	14.76	12.50
Investment Operations:
Investment income—net[b]	.15	.18
Net realized and unrealized gain (loss) on investments	1.41	2.10
Total from Investment Operations	1.56	2.28
Distributions:
Dividends from investment income—net	(.06)	(.02)
Dividends from net realized gain on investments	(.44)	—
Total Distributions	(.50)	(.02)
Net asset value, end of period	15.82	14.76
Total Return (%)[c]	10.75	18.21[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	4.52	6.36[e]
Ratio of net expenses to average net assets	1.85	1.85[e]
Ratio of net investment income to average net assets	1.04	1.58[e]
Portfolio Turnover Rate	99.01	50.92[d]
Net Assets, end of period ($ x 1,000)	661	590

a	From December 15, 2008 (commencement of operations) to October 31, 2009.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

	Year Ended October 31,
Class I Shares	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	14.87	12.50
Investment Operations:
Investment income—net[b]	.31	.25
Net realized and unrealized gain (loss) on investments	1.42	2.15
Total from Investment Operations	1.73	2.40
Distributions:
Dividends from investment income—net	(.19)	(.03)
Dividends from net realized gain on investments	(.44)	—
Total Distributions	(.63)	(.03)
Net asset value, end of period	15.97	14.87
Total Return (%)	11.84	19.23[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.51	5.31[d]
Ratio of net expenses to average net assets	.85	.85[d]
Ratio of net investment income to average net assets	2.07	2.15[d]
Portfolio Turnover Rate	99.01	50.92[c]
Net Assets, end of period ($ x 1,000)	2,097	1,860

a	From December 15, 2008 (commencement of operations) to October 31, 2009.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund	19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Global Sustainability Fund (the “fund”) is a separate diversified series of Dreyfus Opportunity Funds (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering two series, including the fund.The fund’s investment objective is to seek capital growth.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Capital Management Corporation (“Mellon Capital”), a subsidiary of BNY Mellon, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2010, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 320,000 Class A, 40,000 Class C and 40,000 Class I shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2010 in valuing the fund’s investments:

	Level 1—	Level 2—Other	Level 3—
	Unadjusted	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	2,352,763	—	—	2,352,763
Equity Securities—
Foreign†	5,718,104	—	—	5,718,104
Mutual Funds	60,000	—	—	60,000

†	See Statement of Investments for country and industry classification.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at October 31, 2010.The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlement, and their prices may be more volatile than those of comparable securities in the U.S.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended October 31, 2010 were as follows:

Affiliated
Investment	Value			Value	Net
Company	10/31/2009 ($)	Purchases ($)	Sales ($)	10/31/2010 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	100,000	1,275,000	1,315,000	60,000.8

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the two-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2010, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $346,931, undistributed capital gains $403,501 and unrealized appreciation $994,101.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2010 and October 31, 2009 were as follows: ordinary income $297,715 and $10,320, respectively.

During the period ended October 31, 2010, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, real estate investment trusts and passive foreign investment companies, the fund increased accumulated undistributed investment income-net by $7,771 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2010, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee, and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until March 1, 2011, so that annual fund operat-

ing expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .85% of the value of the fund’s average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $199,611 during the period ended October 31 2010.

During the period ended October 31, 2010, the Distributor retained $2,328 from commissions earned on sales of the fund’s Class A shares.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Mellon Capital, Dreyfus pays Mellon Capital an annual fee of .23% of the value of the fund’s average daily net assets, payable monthly.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2010, Class C shares were charged $4,487 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A and Class C shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2010, Class A and Class C shares were charged $12,367 and $1,496, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund.

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended October 31, 2010, the fund was charged $476 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2010, the fund was charged $43 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $3.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2010, the fund was charged $15,427 pursuant to the custody agreement.

During the period ended October 31, 2010, the fund was charged $6,114 for services performed by the Chief Compliance Officer.

The components of “Due fromThe Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $3,402, Rule 12b-1 distribution plan fees $416, shareholder services plan fees $1,263, custodian fees $5,709, chief compliance officer fees $2,248 and transfer agency per account fees $69, which are offset against an expense reimbursement currently in effect in the amount of $33,667.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended October 31, 2010, amounted to $7,446,899 and $7,234,848, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes

The Fund	29

NOTES TO FINANCIAL STATEMENTS (continued)

a gain if the value of the contract increases between those dates. Any realized gain or loss which occurred during the period is reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract. At October 31, 2010, there were no forward contracts outstanding.

At October 31, 2010, the cost of investments for federal income tax purposes was $7,137,863; accordingly, accumulated net unrealized appreciation on investments was $993,004, consisting of $1,093,510 gross unrealized appreciation and $100,506 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Global Sustainability Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Global Sustainability Fund (one of the series comprising Dreyfus Opportunity Funds) as of October 31, 2010, and the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for the year then ended and for the period from December 15, 2008 (commencement of operations) to October 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Global Sustainability Fund at October 31, 2010, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period from December 15, 2008 to October 31, 2009, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 28, 2010

The Fund	31

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended October 31, 2010:

—the total amount of taxes paid to foreign countries was $18,666

—the total amount of income sourced from foreign countries was $199,061.

Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2010 calendar year with Form 1099-DIV which will be mailed in early 2011.

For the fiscal year ended October 31, 2010, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $199,232 represents the maximum amount that may be considered qualified dividend income. Also, the fund hereby designates $.4350 per share as a short-term capital gain distribution paid on December 31, 2009.

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the Board of Trustees of the Company held on July 14 and 15, 2010, the Board considered the re-approval for an annual period (through August 31, 2011) of the fund’s Management Agreement with the Manager, pursuant to which the Manager provides the fund with investment advisory and administrative services, as well as the Sub-Investment Advisory Agreement (the “Sub-Advisory Agreement”) between the Manager and Mellon Capital Management Corporation (the “Sub-Adviser”), an affiliate of the Manager, pursuant to which the Sub-Adviser provides day-to-day management of the fund’s investments, subject to the Manager’s oversight.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Company, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager and the Sub-Adviser.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement and by the Sub-Adviser pursuant to the Sub-Advisory Agreement.The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager’s representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund.The Manager also provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s and the Sub-Adviser’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the

The Fund	33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Manager’s extensive administrative, accounting and compliance infrastructure, as well as the Manager’s supervisory activities over the Sub-Adviser.The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution and the Manager’s and the Sub-Adviser’s policies and practices regarding soft dollars.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of retail front-end load global multi-cap core funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional global multi-cap core funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparison for the 1- year period ended May 31, 2010 and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for the period. Representatives of the Manager noted that the Fund was overweight Europe relative to its peer group, which hurt performance during the period. In addition, representatives of the Manager introduced the possibility of a second peer group that is more analogous to the fund’s investment objective and strategy.The Manager also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios as compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.The Board members noted that the fund’s actual and contractual management fees and expense ratio were lower than the Expense Group and Expense Universe medians. The Board considered that the Manager had waived its management fee for the reporting period due to the current fee waiver and expense reimbursement arrangement undertaken by the Manager, which will continue at least until March 1, 2011.

Representatives of the Manager noted that the Manager, the Sub-Adviser or their affiliates do not manage other mutual funds or accounts with similar investment objectives, policies and strategies as the fund.

Analysis of Profitability and Economies of Scale.The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board members also had been informed that the methodology had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including any decline in assets, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors. The Board members also considered potential benefits to the Manager and Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, including soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services, and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have

The Fund	35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

realized any economies of scale would be less. It also was noted that the Manager did not realize a profit on the fund’s operations.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to approving the Management Agreement and Sub-Advisory Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services to be provided by the Manager and the Sub-Adviser are adequate and appropriate.

  The Board expressed its concern about the fund’s relative underper- formance, but noted the short period of the fund’s operations.

  The Board concluded that the fee paid by the fund to the Manager was reasonable in light of the services provided, comparative expense and management fee information (including the fee waiver and expense reimbursement arrangement undertaken by the Manager), costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager and the Sub-Adviser from their relationship with the fund, and that the fee paid by the Manager to the Sub-Adviser was reasonable and appropriate.

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that approval of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the fund and its shareholders.

BOARD MEMBERS INFORMATION (Unaudited)

The Fund	37

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Lucy Wilson Benson, Emeritus Board Member
Arthur A. Hartman, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since
January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice
President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager.

Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 63 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and
Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President
and Assistant Secretary since
January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Manager since February 1984.

The Fund	39

OFFICERS OF THE FUND ( Unaudited) (continued)

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and
Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer
since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer
since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer
since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 195 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients.

He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

NATALIA GRIBAS, Anti-Money Laundering
Compliance Officer since July 2010.

Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 191 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Distributor since September 2008.

The Fund	41

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $28,196 in 2009 and $31,203 in 2010.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2009 and $5,382 in 2010. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2009 and $0 in 2010.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $1,745 in 2009 and $4,310 in 2010. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2009 and $0 in 2010.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2009 and $3 in 2010. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2009 and $0 in 2010.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $25,383,429 in 2009 and $31,544,905 in 2010.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and             Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Opportunity Funds

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	December 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	December 23, 2010

By: /s/ James Windels
James Windels, Treasurer
Date:	December 23, 2010

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)